UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2016
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BARRACUDA NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3175 S. Winchester Blvd.
Campbell, California 95008
(Address of principal executive offices, including zip code)
(408) 342-5400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On March 23, 2016, Barracuda Networks, Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Report") to report the completion of the Company’s acquisition of Sookasa, Inc., a Delaware corporation ("Sookasa"), on March 17, 2016 under Items 2.01 and 9.01. This amendment is being filed to amend and supplement Item 9.01 of the Initial Report to include the historical financial statements of Sookasa and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements of Sookasa as of and for the year ended December 31, 2015, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company and Sookasa as of and for the year ended February 29, 2016, and the notes related thereto, are furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Armanino LLP, independent auditors of Sookasa, Inc.

99.1	Audited financial statements of Sookasa, Inc. as of and for the year ended December 31, 2015, and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of Barracuda Networks, Inc. and Sookasa, Inc. for the year ended February 29, 2016, and the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRACUDA NETWORKS, INC.

Date: May 31, 2016	By:	/s/ David Faugno
David Faugno Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Armanino LLP, independent auditors of Sookasa, Inc.

99.1	Audited financial statements of Sookasa, Inc. as of and for the year ended December 31, 2015, and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of Barracuda Networks, Inc. and Sookasa, Inc. for the year ended February 29, 2016, and the notes related thereto.